INVESTOR PRESENTATION Q3 2025

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as "believes," "expects," "anticipates," "estimates," “forecasts,” "intends," “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” "will," “should,” "would," and "could," as well as the negative of such words. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include, but are not limited to, the following: • potential adverse impacts to economic conditions nationally or in our local market areas, other markets where Heritage Financial Corporation (the "Company") has lending relationships, or other aspects of the Company’s business operations or financial markets, including, without limitation, as a result of credit quality deterioration, pronounced and sustained reductions in real estate market values, employment levels, labor shortages and a potential recession or slowed economic growth; • changes in the interest rate environment, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; • the level and impact of inflation and the current and future monetary policies of the Board of Governors of the Federal Reserve System in response thereto; • legislative or regulatory changes that adversely affect our business, including changes in banking, securities, and tax law, in regulatory policies and principles, or the interpretation and prioritization of such rules and regulations; • effects on the U.S. economy resulting from the threat or implementation of, or changes to existing, policies and executive orders, including tariffs, immigration policy, regulatory and other governmental agencies, DEI and ESG initiatives, consumer protection, foreign policy, and tax regulations; • credit and interest rate risks associated with the Company’s businesses, customers, borrowings, repayment, investment, and deposit practices; • fluctuations in deposits and deposit concentrations; • liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; • fluctuations in the value of our investment securities; • credit risks and risks from concentrations (by type of geographic area, collateral and industry) within our loan portfolio; • disruptions, security breaches, insider fraud, cybersecurity incidents or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform critical processing functions for our business, including sophisticated attacks using artificial intelligence and similar tools; • technological changes implemented by us and other parties, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; • increased competition in the financial services industry from non-banks such as credit unions and Fintech companies, including digital asset service providers; • our ability to adapt successfully to technological changes to compete effectively in the marketplace, including as a result of competition from other commercial banks, mortgage banking firms, credit unions, securities brokerage firms, insurance companies, and financial technology companies; • our ability to implement our organic and acquisition growth strategies, including the pending acquisition of Olympic Bancorp, Inc. (“Olympic”); • effects of critical accounting policies and judgments, including the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; • the commencement, costs, effects and outcome of litigation and other legal proceedings and regulatory actions against us or to which the Company may become subject; • potential impairment to the goodwill the Company recorded in connection with our past acquisitions, including the pending acquisition of Olympic; • loss of, or inability to attract, key personnel; • the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business and the businesses of our clients; • the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; and • our success at managing and responding to the risks involved in the foregoing items. You should also consider the risks, assumptions and uncertainties set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2024, as well as those set forth in other reports we file with or furnish to the Securities and Exchange Commission (the “SEC”) which are available on our website at www.hf-wa.com and on the SEC's website at www.sec.gov. These risks, assumptions and uncertainties should be considered in evaluating any forward-looking statements, and undue reliance should not be placed on such statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise. Except as otherwise indicated, this presentation speaks as of September 30, 2025. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after such date. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. Non-GAAP Financial Information The Company reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Slides containing a discussion and reconciliation of non-GAAP financial measures are contained in the Appendix - Reconciliation of Non-GAAP Financial Measures and Quarterly Financial Statistics hereto. All dollars amounts presented throughout the entire presentation are in millions unless otherwise noted, except per share amounts. Percentages presented may not total 100% due to rounding. All tables and charts are as of September 30, 2025 unless otherwise indicated. FORWARD LOOKING STATEMENTS

3 Additional Information and Where to Find It The Company will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of the Company and Olympic that also constitutes a prospectus of the Company, which will be sent to the shareholders of the Company and Olympic. The Company and Olympic shareholders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about the Company, Olympic and the proposed transaction. When filed, this document and other documents relating to the merger filed by the Company can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing the Company’s website at hf-wa.com under the tab “Financials.” Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company, Attn: Investor Relations, 201 Fifth Avenue S.W., Olympia, Washington 98501 or by calling (360) 943-1500 or from Olympic, upon written request to Olympic Bancorp, Inc., Attn: Corporate Secretary, PO Box 9, Port Orchard WA 98366. The contents of the website referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus. Participants in This Transaction This presentation does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company, Olympic, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and Olympic in connection with the proposed merger under SEC rules. Information about the directors and executive officers of the Company and Olympic will be included in the joint proxy statement/prospectus for the proposed merger filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.” Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the definitive proxy statement of the Company relating to its 2025 Annual Meeting of Shareholders filed with the SEC on March 21, 2025 and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 27, 2025. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2025 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.” DISCLAIMERS

HERITAGE FINANCIAL CORPORATION OVERVIEW

5 OVERVIEW General Overview Nasdaq symbol HFWA Stock price(2) $24.39 Market capitalization(2) $828 million Institutional ownership(2) 85.0% Headquarters Olympia, WA # of branches 50 Year established 1927 Q3 2025 Financial Highlights Assets $7.0 billion Deposits $5.9 billion Loans receivable $4.8 billion Net income $19.2 million Net interest margin 3.64% ROAE(3) 8.52% ROATCE(1)(4) 11.86% Adjusted ROATCE(1)(4) 12.16% Efficiency ratio 63.3% Adjusted efficiency ratio(1) 62.4% Leverage ratio 10.5% Total capital ratio 13.8% Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. (1) Represents a non-GAAP financial measure (2) Market information as of October 6, 2025. (3) Return on average equity (4) Return on average tangible common equity Metropolitan Statistical Areas Seattle-Tacoma-Bellevue, WA Portland-Vancouver-Hillsboro, OR-WA Eugene-Springfield, OR Boise–Nampa, ID Heritage Location Spokane

Heritage Financial CORPORATION

COMPANY STRATEGY

Allocate capital to organically grow our core banking business	• Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets as well as other key markets including branch openings in Eugene, Oregon and Boise, Idaho and loan production office in Spokane, Washington • Disciplined approach to concentration risk and active portfolio management
Improve operational efficiencies and rationalize branch network	• Focused on achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions • Closed/Consolidated 36 branches since the beginning of 2010, including 12 branches in 2021 and one branch in 2023 • Full-time equivalent employee decreased to 749 at September 30, 2025 compared to 803 at December 31, 2023
Generate stable profitability and risk adjusted returns	• Adjusted return on average tangible common equity[(1)] ("ROATCE") averaged 12.7% from 2022 to 2024. • Five-year growth in tangible book value[(1)] of $4.19, or 27.4%, to $19.46 at September 30, 2025 from $15.27 at September 30, 2020
Remain active and disciplined in M&A	• On September 25, 2025, entered into a definitive agreement with Olympic Bancorp, Inc. - $1.7B in assets • Five completed acquisitions in Washington and Oregon since 2013 • Target metrics = IRR of >15% with earnbacks < 3 years
Maintain conservative underwriting standards and actively manage the loan portfolio	• Long track record of strong underwriting with conservative risk profile • Disciplined approach to concentration risk • Net charge-offs on loans to average loans remains low at 0.03%, annualized through September 30, 2025
Focus on core deposits to increase franchise value over the long term	• 27.6% noninterest demand deposits to total deposits at September 30, 2025 • 1.37% cost of total deposits; top 13% performance among US publicly traded banks in Q2 2025
Engage in proactive capital management	• History of increasing regular dividends and utilizing special dividends to manage capital • Strong capital ratios: leverage ratio[(3)] = 10.5%; total capital ratio[(3)] = 13.8%

(1) Represents a non-GAAP financial measure
(2) Comparable cost of total deposits provided by S&P Global Market Intelligence for the second quarter of 2025 and includes banks nationwide with shares on Nasdaq or NYSE with total assets less than $100 billion excluding pending merger targets
(3) Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports

6

7 $113,456 $94,748 $86,463 $78,770 Median household income 4.6% 3.5% 9.9% 5.3% 0.3% 9.7% 3.6% 7.3% 13.3% 4.3% 2.4% 8.8% Seattle MSA Portland MSA Boise MSA USA Unemployment rate 2025-2030 Projected Population Growth 2025-2030 Projected Median Household Income Growth STRONG AND DIVERSE ECONOMIC LANDSCAPE Major Employers in the Pacific Northwest Data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment Economic data as of January 2025 MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000 https://www.zippia.com/advice/largest-companies-in-washington/https://www.zippia.com/advice/largest-companies-in-oregon/

8 LOANS AND DEPOSITS BY LOCATION MSA = Metropolitan or Micropolitan Statistical Area Location based upon branch or office location Loans by MSA Seattle WA $2,255 47.3% Portland OR-WA $752 15.8% Mount Vernon WA $257 5.4% Olympia WA $189 4.0% Yakima WA $107 2.2% Bellingham WA $186 3.9% Eugene OR $83 1.7% Boise ID $86 1.8% Other $854 17.9% Deposits by MSA Seattle WA $2,628 44.9% Portland OR-WA $860 14.7% Mount Vernon WA $337 5.7% Olympia WA $488 8.3% Longview WA $155 2.6% Oak Harbor WA $548 9.4% Yakima WA $224 3.8% Bellingham WA $168 2.9% Other $449 7.7%

9 POTENTIAL GROWTH OPPORTUNITIES Map obtained from S&P Global Market Intelligence Certain locations of bank headquarters overlap on the map Financial information as of the most recent quarter publicly available Excluding banks with pending mergers and acquisitions • Long-term goal to build a Pacific Northwest ("PNW") regional commercial community bank; potential opportunities for M&A and production team lift-outs in WA, OR and ID. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 11 banks between $200 million and $500 million in assets – 9 banks between $500 million and $1.0 billion in assets – 13 banks between $1.0 billion and $3.5 billion in assets • Target metrics include 15% IRR and earnback of < 3 years. Bank headquarters On September 25, 2025, entered into a definitive agreement with Olympic Bancorp, Inc. - $1.7B in assets

10 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,432 $6,980 $7,175 $7,106 $7,130 $7,071 $7,012 $1,747 $1,079 $15.02 $15.68 $16.08 $16.88 $20.63 $22.10 $22.85 $24.34 $22.73 $24.44 $25.40 $25.85 $26.16 $26.62 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $17.19 $15.66 $17.40 $18.22 $18.70 $18.99 $19.46 Organic Assets Acquired Assets Book value per share Tangible book value per share (1) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Merged with Washington Banking Company $1.7B in assets (1) Represents a non-GAAP financial measure

11 GROWTH STRATEGY YEAR ACTIVITY 2013 • Acquired Valley Community Bancshares - $254MM in assets • Acquired Northwest Commercial Bank - $65MM in assets 2014 • Merged with Washington Banking Company - $1.7B in assets 2015 • Added a commercial banking team in Seattle, Washington • Formed Capital Markets Group as result of the added expertise 2017 • Added commercial banking team in the greater Portland, Oregon area • Expanded expertise in non-profit lending and added a commercial position focused on deposit production 2018 • Acquired Puget Sound Bancorp - $639MM in assets • Acquired Premier Commercial Bancorp - $440MM in assets 2019 • Added commercial banking team in the greater Portland, Oregon area • Expanded expertise in the dental and healthcare fields 2022 • Added new commercial banking team in Vancouver, Washington • Added new commercial banking team in Portland, Oregon • Expanded into a new market with addition of commercial banking team and full service branch in Eugene, Oregon (branch opened August 2022) 2023 • Expanded into a new market with addition of commercial banking team and full service branch in Boise, Idaho (branch opened January 2023) 2024 • Expanded Builder Banking team with hiring of new SVP, Director of Builder Banking and sales position in greater Seattle, Washington area. 2025 • Expanded into a new market with addition of commercial banking team and loan production office in Spokane, Washington in January 2025 2025 • Entered into a definitive agreement with Olympic Bancorp, Inc. - $1.7B in assets Bank Acquisitions and Team Additions Bank Acquisition Pending Bank Acquisition Team Addition

FINANCIAL UPDATE

13 LOAN PORTFOLIO Loan Portfolio Composition $196 $171 $165 $167 $172 $173 $344 $375 $403 $393 $384 $375 $294 $414 $479 $453 $433 $442 $693 $718 $843 $851 $831 $819 $937 $959 $1,003 $985 $1,015 $1,023 $1,587 $1,698 $1,909 $1,916 $1,940 $1,938 Consumer Residential real estate Construction & land development Commercial and Industrial (C&I) Owner-occupied CRE Non-owner occupied CRE 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 New Loan Commitments $24 $21 $18 $20 $24 $2 $— $— $— $— $35 $85 $64 $88 $141 $128 $101 $59 $49 $94$90 $130 $60 $111 $81 Consumer Residential real estate Construction & land development Commercial and Industrial (C&I) Commercial Real Estate (CRE) Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025

14 LOC Utilization Rates 29.8% 28.2% 29.7% 30.7% 32.5% 31.0% 42.9% 53.8% 70.2% 68.0% 64.7% 60.8% 31.1% 31.1% 31.6% 32.3% 33.9% 34.5% Utilization Rate - Consumer LOCs Utilization Rate - Construction LOCs Utilization Rate - C&I LOCs 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Construction Commitments $686 $769 $682 $666 $669 $727 $294 $414 $479 $453 $433 $442 $392 $355 $203 $213 $236 $285 Outstanding Balance Available Credit 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 LINE OF CREDIT ("LOC") UTILIZATION

15 COMMERCIAL LOAN EXPOSURE Commercial Business Loans by Industry Exposure Industry Amount WARR at 09/30/25 Real estate, rental and leasing $2,122 4.5 Health care and social assistance 342 4.3 Accommodation and food services 179 5.2 Retail trade 143 4.7 Construction 167 5.0 Other services (except Public administration) 124 4.6 Manufacturing 91 5.0 All other industries 612 4.4 Total $3,780 4.6 CRE Loans only by Collateral Type Collateral Type Amount WARR at 09/30/25 Office $582 4.3 Industrial 517 4.5 Retail store / shopping center 318 4.7 Multi-family 442 4.7 Mixed use property 162 4.6 Motel / hotel 132 5.0 Single purpose 127 4.7 Warehouse 128 4.6 Mini-storage 158 4.2 Recreational / school 81 4.9 Other 314 4.5 Total $2,961 4.5 WARR = Weighted average risk rating Categorized by NAICS code. Office - Owner-occupied CRE 9.8% Office - Non-owner occupied CRE 9.9% Industrial 17.5% Retail store / shopping center 10.7% Multi-family 14.9% Mixed use property 5.5% Motel / hotel 4.5% Single purpose 4.3% Warehouse 4.3% Mini-storage 5.3% Recreational / school 2.7% Other 10.6% Real estate, rental and leasing 56.1% Health care and social assistance 9.0% Accommodation and food services 4.7% Retail trade 3.8% Construction 4.4% Other Services (except Public administration) 3.3% Manufacturing 2.4% All other industries 16.3%

16 CHANGES IN LOANS RECEIVABLE $4,775 $174 $(76) $(56) $(48) $4,769 Loans receivable at June 30, 2025 Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at September 30, 2025 $4,802 $410 $(214) $(154) $(75) $4,769 Loans receivable at December 31, 2024 Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at September 30, 2025 Change in loans - Q3 2025 Change in loans - YTD 2025

17 CRE OFFICE CRE Office Loans by Size Size WARR(2) # of Loans Total Balance(1) Average Balance Per Loan(1) >$10 Million 3.3 5 $ 74,372 $ 14,874 $5-$10 Million 4.1 15 94,313 6,288 $2-$5 Million 4.5 47 143,032 3,043 <$2 Million 4.6 449 270,619 603 TOTAL 4.3 516 $ 582,336 $ 1,129 Quality of CRE Office Portfolio: • 82.0% of loans have recourse to owner • 49.7% of loans are owner occupied which are considered to have a lower risk profile • 24.3% of loans are borrowers in the health care and social assistance sectors, who are less likely to reduce office space CRE Office Loans by Industry Type Health Care and Social Assistance 24.3% Professional, Scientific, and Technical Services 3.2% Finance and Insurance 2.6% Other Services (except Public Administration) 3.0% Accommodation and Food Services 1.0% All Other 65.9% (1) Dollars in thousands (2) Weighted average risk rating

18 Net charge-offs (recoveries) on loans to average loans, annualized (0.03)% (0.01)% 0.06% 0.03% 0.22% 0.00% 0.03% 0.04% 0.01% 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 (0.10)% 0.00% 0.10% 0.20% 0.30% Nonaccrual Loans $6 $4 $4 $4 $10 $18 Nonaccrual loans Nonaccrual loans to loans receivable 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 0.15% 0.10% 0.08% 0.09% 0.21% 0.37% NONACCRUAL LOANS AND NET CHARGE-OFFS

19 CRITICIZED LOANS $135 $150 $179 $178 $213 $195 $60 $65 $64 $60 $89 $77 $69 $80 $111 $114 $114 $100 Substandard - nonaccrual Substandard - accrual Special mention 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Criticized Loans by Loan Segment Commercial & industrial 36.9% Owner- occupied CRE 16.9% Non-owner occupied CRE 29.3% Residential real estate 0.7% Construction & land development 15.2% Consumer 1.0% Criticized Loans by Collateral Type Motel/Hotel 7.9% Office 3.5% Multi-Family 13.2% Retail Store/Shopping Center 8.0%Mixed Use Property 5.2% Elder Care 4.0% Farm-Bldgs/Land 5.8% Industrial 3.2% Duplex/Tri-Plex/4-Plex 3.0% Other CRE 19.0% Non-CRE 27.2% $6 $4 $4 $4 $10 $18

20 CRITICIZED LOANS AND NET CHARGE-OFF HISTORY Criticized Loans to Total Loans 3.63% 3.79% 6.50% 4.81% 3.34% 3.45% 3.73% 4.48% 2.19% 2.05% 3.47% 2.63% 1.96% 2.32% 2.66% 3.19% Heritage Peer Median 2018 2019 2020 2021 2022 2023 2024 Q2 2025 YTD Net Charge-offs to Average Loans 0.06% 0.09% 0.07% 0.01% (0.03)% (0.01)% 0.06% 0.03% 0.07% 0.11% 0.05% 0.03% 0.02% 0.07% 0.05% 0.07% Heritage Peer Median 2018 2019 2020 2021 2022 2023 2024 Q2 2025 YTD (1) Criticized loans includes loans graded special mention or worse (2) Peer Median is the median of 17 identified peer banks and is as of June 30, 2025 Proactive Credit Management • Heritage proactively downgrades loans that are experiencing financial difficulty. • Criticized loans(1) to total loans higher than peer median(2) since 2018 • NCOs recognized during the same period were generally lower than peer median.

21 ACL on Loans $42,986 $47,999 $52,468 $52,160 $52,529 $53,974 1.06% 1.11% 1.09% 1.09% 1.10% 1.13% ACL on loans ($) ACL on loans / Loans (%) 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS $52,529 $31 $1,665 $(213) $(38) $53,974 June 30, 2025 Change in loan balance Change in collective rate Change in rate and balance Individually evaluated loans September 30, 2025 Change in ACL on Loans - Q3 2025 Dollars in thousands

22 Average Deposit Balances and Cost of Total Deposits $6,322 $5,706 $5,618 $5,789 $5,675 $5,715 $5,744 $5,779 $5,843 0.11% 0.69% 1.34% 1.38% 1.42% 1.39% 1.38% 1.40% 1.37% 2.02% 1.98% 1.92% 1.94% 1.89% 0.17% 1.03% 1.90% 1.92% Average deposits Cost of total deposits Cost of int-bearing deposits 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 DEPOSITS Deposit Composition 35.5% 30.6% 29.1% 27.7% 27.4% 27.6% 30.9% 28.7% 25.8% 26.1% 25.7% 26.1% 17.9% 19.5% 20.5% 21.9% 22.6% 22.7% 10.5% 8.7% 7.4% 7.4% 7.3% 7.3% 5.2% 12.4% 17.2% 16.9% 17.0% 16.3% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025

23 DEPOSIT COMPOSITION Customer Deposits by Relationship Size $804 $378 $1,406 $1,518 $1,751 Over $10MM $5MM-$10MM $1MM-5MM $250K-$1MM Less than $250K Consumer Accounts vs. Business Accounts 25% 59% 16% Consumer Commercial CDs Insured vs. Uninsured 43% 57% Insured Uninsured Deposit portfolio as of September 30, 2025: • Majority of deposits are to customers with relationships of $1 million or less. • Uninsured deposits at 43% of total deposits. 12% of uninsured deposits are public deposits that are 100% pledged. • Mix of commercial and consumer accounts.

24 Investment Balances and Investment Yield $2,098 $1,874 $1,468 $1,313 $1,572 $1,468 $1,414 $1,346 $1,313 $1,203 $178 $33 $85 $28 $57 2.48% 3.02% 3.33% 3.36% 3.34% 3.29% 3.34% 3.38% 3.35% Portfolio yield New purchases 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 INVESTMENT PORTFOLIO Portfolio Duration 4.93 4.85 4.55 4.48 4.08 3.37 2.33 3.85 4.56 4.55 4.59 4.68 4.48 4.04 3.76 Duration - total portfolio Duration - new purchases only (1) 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 (1) No investments were purchased during Q3 2024, Q4 2024 or Q3 2025

25 $41 $48 $38 $38 $33 $57 $43 $35 $29 $58 $87 $54 $30 $38 $28 $28 $24 $48 $34 $26 $21 $50 $80 $47 $11 $10 $10 $10 $9 $9 $9 $9 $8 $8 $7 $7 Interest Principal Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 Q1 2028 Q2 2028 Q3 2028 INVESTMENT CASHFLOWS Investment cashflows(1) are estimated to be $561 million through Q3 of 2028. (1) Cashflow estimates based on third-party bond accounting service

26 INVESTMENT PORTFOLIO HTM Investment by Type US government and agencies 20.6% Residential CMO and MBS 34.2% Commercial CMO and MBS 45.2% Available for sale ("AFS") and held to maturity ("HTM") investment securities percentages are based on fair value as of September 30, 2025 unless otherwise noted Strong Credit Quality of Portfolio: AFS Securities • 89.8% of AFS in U.S. government and agency securities • Only 1.1% of AFS are rated less than AA • 99.9% of AFS portfolio are unpledged HTM Securities • All HTM investments are U.S. government and agency securities • 100% HTM portfolio pledged for public deposits and Federal Reserve Bank borrowings AFS Investment by Type US government and agencies 1.8% Municipal securities 8.1% Residential CMO and MBS 47.3% Commercial CMO and MBS 40.6% Corporate obligations 1.1% Other asset-backed securities 1.1%

27 Net Interest Margin 3.33% 3.56% 3.31% 3.53% 3.30% 3.36% 3.44% 3.51% 3.64% 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 NET INTEREST MARGIN Quarterly Change in Net Interest Margin 3.51% 0.04% (0.04)% 0.03% 0.02% 0.08% 3.64% QTD Q2 2025 Loans Investments Interest earning deposits Deposits Borrowings QTD Q3 2025 Net Interest Income $219,385 $225,155 $209,364 $166,044 $52,958 $53,763 $53,690 $54,983 $57,371 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025

28 Adjustable Rate Loans - Repricing Schedule $1,053 $151 $153 $197 $324 $358 $106 6.81% 4.07% 4.63% 6.02% 6.25% 6.15% 5.06% 6.82% 6.40% 6.22% 6.07% 6.27% 6.28% 6.53% Floating and Adjustable Rate Loans Wtd Avg Rate (1) Wtd Avg Rate if Repriced (2) < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years LOAN MATURITY AND REPRICING (1) Weighted Average Rate as of September 30, 2025 and repricing period signifies the sooner of the next scheduled reprice date or maturity (2) Weighted Average Rate if Repriced as of September 30, 2025 and assumes same index and margin Adjustable Rate Loans • $2.3 billion in total • 55% tied to FHLB index, 20% tied to Prime, 25% tied to SOFR Fixed Rate Loans - Maturity Schedule $117 $104 $159 $240 $238 $285 $1,265 5.05% 5.21% 4.68% 5.28% 5.27% 4.78% 4.45% Fixed Rate Loans Wtd Avg Rate (1) < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Fixed Rate Loans • $2.4 billion in total

29 PROFITABILITY TRENDS ROAA and Adjusted ROAA(1) 1.12% 0.86% 0.61% 0.86% 0.63% 0.66% 0.79% 0.70% 1.09% 1.12% 0.99% 0.88% 1.04% 0.87% 0.99% 0.97% 1.03% 1.11% ROAA Adjusted ROAA (1) 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Noninterest Expense/Avg. Assets 2.06% 2.33% 2.22% 2.35% 2.18% 2.20% 2.36% 2.34% 2.36% 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 ROAA = Return on average assets (1) Represents a non-GAAP financial measure

30 $81.9 $61.8 $43.3 $45.3 $81.8 $70.9 $62.9 $54.8 Net income Adjusted Net income (1) 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $11.4 $11.9 $13.9 $12.2 $19.2 $15.7 $17.9 $17.0 $18.1 $19.7 PROFITABILITY TRENDS ROAE, ROATCE(1) and Adjusted ROATCE(1) Net Income and Adjusted Net Income(1), in millions 14.92% 12.76% 10.53% 11.67% 10.42% 11.59% 11.21% 11.59% 12.16%14.94% 11.15% 7.31% 9.67% 7.62% 7.81% 9.22% 7.85% 11.86% 10.08% 7.55% 5.06% 6.88% 5.30% 5.46% 6.51% 5.57% 8.52% ROAE ROATCE (1) Adjusted ROATCE (1) 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 ROAE = Return on average equity ROATCE = Return on average tangible common equity (1) Represents a non-GAAP financial measure

31(1) Represents a non-GAAP financial measure (2) Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports CAPITAL RATIOS Equity Ratios 11.4% 11.9% 12.2% 12.4% 12.6% 12.9% 8.2% 8.8% 9.0% 9.3% 9.4% 9.8% Stockholders' equity to total assets (GAAP) Tangible common equity to tangible assets(1) 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 12.8% 12.9% 12.0% 12.2% 12.2% 12.4% 9.7% 10.0% 10.0% 10.2% 10.3% 10.5% 14.0% 14.1% 13.3% 13.6% 13.6% 13.8% Total Risk Based Capital Tier 1 Leverage Ratio Common Equity Tier 1 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Regulatory Capital Ratios(2)

32 LIQUIDITY POSITION (1) Includes FHLB borrowing availability of $1.28 billion at September 30, 2025 based on pledged assets, however, maximum credit capacity is 45% of the Bank's total assets one quarter in arrears or $3.18 billion Liquidity position at September 30, 2025: • Sufficient liquidity to cover estimated uninsured deposits of $2.5 billion. • Access to brokered deposits of $801 million per internal company policy. Liquidity Sources $2,525 $2,345 $2,542 $2,379 $2,509 $1,068 $976 $1,084 $978 $1,141 $288 $360 $366 $346 $347 $848 $746 $698 $656 $631 $176 $117 $249 $254 $245 $145 $145 $145 $145 $145 112.6% 103.1% 109.3% 100.4% 100.6% FHLB borrowing availability (1) FRB borrowing availability Unencumbered investment securities available for sale at fair value Cash and cash equivalents Fed funds lines % of uninsured deposits covered by liquidity sources Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025

SHAREHOLDER RETURN

34 TOTAL SHAREHOLDER RETURN Stock Summary(2) Ticker HFWA Exchange Nasdaq Stock price $24.39 Market capitalization (in millions) $827.9 Dividend yield (regular dividend only) 3.94 % Average Daily Volume (3 month) Average daily volume (shares) 204,109 Average daily volume ($000s) $4,977 52-Week High and Low Price 52-week high (November 25, 2024) $27.58 52-week low (April 9, 2025.) $19.84 Per Share Tangible book value per share(1) $19.46 EPS - 2025E $2.08 EPS - 2026E $2.49 Number of research analysts 6 Valuation Ratios Price / Tangible book value(1) 125.3 % Price / 2025E EPS 11.7 Price / 2026E EPS 9.8 Dividends Per Share Declared(3) 0.72 0.61 0.72 0.84 0.80 0.81 0.84 0.88 0.92 0.96 $0.11 $0.12 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.23 $0.24 $0.12 $0.13 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.23 $0.24 $0.12 $0.13 $0.15 $0.19 $0.20 $0.20 $0.21 $0.22 $0.23 $0.24 $0.12 $0.13 $0.17 $0.19 $0.20 $0.21 $0.21 $0.22 $0.23 $0.24 $0.25 $0.10 $0.10 $0.10 Q1 Q2 Q3 Q4 Special dividends 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025(1) Represents a non-GAAP financial measure (2) Market information as of October 6, 2025 and earnings per share and valuation ratios are based on analysts consensus (3) Dividend information as of October 22, 2025 $2.31 $2.01 $1.80 $1.59$2.31 $1.75 $1.24 $1.31 $0.45 $0.51 $0.49 $0.53 $0.56 $0.33 $0.34 $0.40 $0.36 $0.55 Diluted EPS Adjusted Diluted EPS(1) 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Diluted EPS and Adjusted Diluted EPS(1)

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

36 NON-GAAP FINANCIAL MEASURES Dollars in thousands 2022 2023 2024 2025 YTD Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Adjusted Net Income and Adjusted Return on Average Assets ("ROAA"): Net income (GAAP) $ 81,875 $ 61,755 $ 43,258 $ 45,295 $ 11,423 $ 11,928 $ 13,911 $ 12,215 $ 19,169 Exclude (gain) loss on sale of investment securities, net 256 12,231 22,742 10,741 6,945 3,903 3,887 6,854 — Exclude gain on sale of branch including related deposits, net — (610) — — — — — — — Exclude merger related costs — — — 635 — — — — 635 Exclude gain on sale of premise and equipment (403) — (1,552) (8) (1,480) (23) (3) (5) — Exclude tax effect of adjustments 31 (2,440) (4,450) (2,387) (1,148) (815) (816) (1,438) (133) Exclude BOLI restructuring costs included in BOLI Income — — 508 — — 508 — — — Exclude tax expense related to BOLI restructuring — — 2,371 515 — 2,371 — 515 — Adjusted net income (non-GAAP) $ 81,759 $ 70,936 $ 62,877 $ 54,791 $ 15,740 $ 17,872 $ 16,979 $ 18,141 $ 19,671 Average total assets $ 7,321,455 $ 7,140,024 $ 7,133,046 $ 7,051,748 $7,182,921 $7,149,294 $7,103,227 $7,046,943 $7,006,140 ROAA, annualized (GAAP) 1.12% 0.86% 0.61% 0.86% 0.63% 0.66% 0.79% 0.70% 1.09 % Adjusted ROAA, annualized (non-GAAP) 1.12% 0.99% 0.88% 1.04% 0.87% 0.99% 0.97% 1.03% 1.11%

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2022	2023	2024	2025 YTD	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Return on Average Tangible Common Equity ("ROATCE") and Adjusted ROATCE:									
Net income (GAAP)	$ 81,875	$ 61,755	$ 43,258	$ 45,295	$ 11,423	$ 11,928	$ 13,911	$ 12,215	$ 19,169
Add amortization of intangible assets	2,750	2,434	1,640	889	399	399	303	302	284
Exclude tax effect of adjustment	(578)	(511)	(344)	(187)	(84)	(84)	(64)	(63)	(60)
Tangible net income (non-GAAP)	$ 84,047	$ 63,678	$ 44,554	$ 45,997	$ 11,738	$ 12,243	$ 14,150	$ 12,454	$ 19,393
Tangible net income (non-GAAP)	$ 84,047	$ 63,678	$ 44,554	$ 45,997	$ 11,738	$ 12,243	$ 14,150	$ 12,454	$ 19,393
Exclude (gain) loss on sale of investment securities, net	256	12,231	22,742	10,741	6,945	3,903	3,887	6,854	—
Exclude gain on sale of branch including related deposits, net	—	(610)	—	—	—	—	—	—	—
Exclude merger related costs	—	—	—	635	—	—	—	—	635
Exclude gain on sale of premise and equipment	(403)	—	(1,552)	(8)	(1,480)	(23)	(3)	(5)	—
Exclude tax effect of adjustments	31	(2,440)	(4,450)	(2,387)	(1,148)	(815)	(816)	(1,438)	(133)
Exclude BOLI restructuring costs included in BOLI Income	—	—	508	—	—	508	—	—	—
Exclude tax expense related to BOLI restructuring	—	—	2,371	515	—	2,371	—	515	—
Adjusted tangible net income (non-GAAP)	$ 83,931	$ 72,859	$ 64,173	$ 55,493	$ 16,055	$ 18,187	$ 17,218	$ 18,380	$ 19,895
Average stockholders' equity (GAAP)	$ 811,942	$ 818,042	$ 854,172	$ 879,666	$ 857,799	$ 868,308	$ 866,629	$ 879,808	$ 892,280
Exclude average intangible assets	(249,566)	(246,965)	(244,910)	(243,646)	(244,706)	(244,302)	(243,945)	(243,651)	(243,350)
Average tangible common stockholders' equity (non-GAAP)	$ 562,376	$ 571,077	$ 609,262	$ 636,020	$ 613,093	$ 624,006	$ 622,684	$ 636,157	$ 648,930
ROAE, annualized (GAAP)	10.08 %	7.55 %	5.06 %	6.88 %	5.30 %	5.46 %	6.51 %	5.57 %	8.52 %
ROATCE, annualized (non-GAAP)	14.94 %	11.15 %	7.31 %	9.67 %	7.62 %	7.81 %	9.22 %	7.85 %	11.86 %
Adjusted ROATCE, annualized (non-GAAP)	14.92 %	12.76 %	10.53 %	11.67 %	10.42 %	11.59 %	11.21 %	11.59 %	12.16 %

Dollars in thousands

37

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2022	2023	2024	2025 YTD	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Diluted Earnings per Share and Adjusted Diluted Earnings per Share:									
Net income (GAAP)	$ 81,875	$ 61,755	$ 43,258	$ 45,295	$ 11,423	$ 11,928	$ 13,911	$ 12,215	$ 19,169
Exclude (gain) loss on sale of investment securities, net	256	12,231	22,742	10,741	6,945	3,903	3,887	6,854	—
Exclude gain on sale of branch including related deposits, net	—	(610)	—	—	—	—	—	—	—
Exclude merger related costs	—	—	—	635	—	—	—	—	635
Exclude gain on sale of premise and equipment	(403)	—	(1,552)	(8)	(1,480)	(23)	(3)	(5)	—
Exclude tax effect of adjustments	31	(2,440)	(4,450)	(2,387)	(1,148)	(815)	(816)	(1,438)	(133)
Exclude BOLI restructuring costs included in BOLI Income	—	—	508	—	—	508	—	—	—
Exclude tax expense related to BOLI restructuring	—	—	2,371	515	—	2,371	—	515	—
Adjusted net income (non-GAAP)	$ 81,759	$ 70,936	$ 62,877	$ 54,791	$ 15,740	$ 17,872	$ 16,979	$ 18,141	$ 19,671
Average number of diluted shares outstanding	35,463,896	35,258,189	34,899,036	34,481,877	34,658,674	34,553,139	34,506,238	34,446,710	34,413,386
Diluted earnings per share (GAAP)	$ 2.31	$ 1.75	$ 1.24	$ 1.31	$ 0.33	$ 0.34	$ 0.40	$ 0.36	$ 0.55
Adjusted diluted earnings per share (non-GAAP)	$ 2.31	$ 2.01	$ 1.80	$ 1.59	$ 0.45	$ 0.51	$ 0.49	$ 0.53	$ 0.56

Dollars in thousands

38

39 2016 2017 2018 2019 2020 2021 2022 2023 2024 Tangible Book Value Per Share: Total stockholders' equity (GAAP) $ 481,763 $ 505,305 $ 760,723 $ 809,311 $ 820,439 $ 854,432 $ 797,893 $ 853,261 $ 863,527 Exclude intangible assets (126,403) (125,117) (261,553) (257,552) (254,027) (250,916) (248,166) (245,732) (244,092) Tangible common equity (non-GAAP) $ 355,360 $ 380,188 $ 499,170 $ 551,759 $ 566,412 $ 603,516 $ 549,727 $ 607,529 $ 619,435 Shares outstanding 29,954,931 29,927,746 36,874,055 36,618,729 35,912,243 35,105,779 35,106,697 34,906,233 33,990,827 Book value per share (GAAP) $ 16.08 $ 16.88 $ 20.63 $ 22.10 $ 22.85 $ 24.34 $ 22.73 $ 24.44 $ 25.40 Tangible book value per share (non-GAAP) $ 11.86 $ 12.70 $ 13.54 $ 15.07 $ 15.77 $ 17.19 $ 15.66 $ 17.40 $ 18.22 Moved to 2nd slide Tangible Book Value Per Share (cont'd): 2025 2025 2025 Q1 Q2 Q3 Total stockholders' equity (GAAP) $ 881,515 $ 888,212 $ 904,064 Exclude intangible assets (243,789) (243,487) (243,203) Tangible common equity (non-GAAP) $ 637,726 $ 644,725 $ 660,861 Shares outstanding 34,105,516 33,953,194 33,956,738 Book value per share (GAAP) $ 25.85 $ 26.16 $ 26.62 Tangible book value per share (non-GAAP) $ 18.70 $ 18.99 $ 19.46 NON-GAAP FINANCIAL MEASURES Dollars in thousands

40 NON-GAAP FINANCIAL MEASURES Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Efficiency Ratio and Adjusted Efficiency Ratio Total noninterest expense (GAAP) $ 39,290 $ 39,540 $ 41,383 $ 41,085 $ 41,615 Exclude merger related costs $ — $ — $ — $ — $ 635 Adjusted noninterest expense (non-GAAP) $ 39,290 $ 39,540 $ 41,383 $ 41,085 $ 40,980 Net interest income (GAAP) $ 52,958 $ 53,763 $ 53,690 $ 54,983 $ 57,371 Total noninterest income (GAAP) $ 1,837 $ 3,290 $ 3,903 $ 1,517 $ 8,325 Exclude (gain) loss on sale of investment securities, net 6,945 3,903 3,887 6,854 — Exclude gain on sale of premise and equipment (1,480) (23) (3) (5) — Exclude BOLI restructuring costs included in BOLI Income — 508 — — — Adjusted total non interest income (non-GAAP) $ 7,302 $ 7,678 $ 7,787 $ 8,366 $ 8,325 Efficiency ratio (GAAP) 71.7% 69.3% 71.9% 72.7% 63.3 % Adjusted efficiency ratio (non-GAAP) 65.2% 64.4% 67.3% 64.9% 62.4 % Dollars in thousands

Heritage Financial CORPORATION

QUARTERLY FINANCIAL STATISTICS

	As of Period End or for the Three Months Ended				
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Profitability:					
Net income	$ 11,423	$ 11,928	$ 13,911	$ 12,215	$ 19,169
Adjusted net income[(1)]	$ 15,740	$ 17,872	$ 16,979	$ 18,141	$ 19,671
Diluted earnings per share	$ 0.33	$ 0.34	$ 0.40	$ 0.36	$ 0.55
Adjusted diluted earnings per share [(1)]	$ 0.45	$ 0.51	$ 0.49	$ 0.53	$ 0.56
Return on average assets	0.63 %	0.66 %	0.79 %	0.70 %	1.09 %
Adjusted return on average assets[(1)]	0.87 %	0.99 %	0.97 %	1.03 %	1.11 %
Return on average common equity	5.30 %	5.46 %	6.51 %	5.57 %	8.52 %
Return on average tangible common equity[(1)]	7.62 %	7.81 %	9.22 %	7.85 %	11.86 %
Adjusted return on average tangible common equity[(1)]	10.42 %	11.59 %	11.21 %	11.59 %	12.16 %
Net interest margin	3.30 %	3.36 %	3.44 %	3.51 %	3.64 %
Efficiency ratio	71.7 %	69.3 %	71.9 %	72.7 %	63.3 %
Adjusted efficiency ratio[(1)]	65.2 %	64.4 %	67.3 %	64.9 %	62.4 %
Noninterest expense to average total assets	2.18 %	2.20 %	2.36 %	2.34 %	2.36 %
Balance Sheet:					
Total assets	$ 7,153,363	$ 7,106,278	$ 7,129,862	$ 7,070,641	$ 7,011,879
Loans receivable	$ 4,679,479	$ 4,802,123	$ 4,764,848	$ 4,774,855	$ 4,769,160
Total deposits	$ 5,708,492	$ 5,684,613	$ 5,845,335	$ 5,784,413	$ 5,857,464
Loan to deposit ratio	82.0 %	84.5 %	81.5 %	82.5 %	81.4 %
Capital:					
Book value per share	$ 25.61	$ 25.40	$ 25.85	$ 26.16	$ 26.62
Tangible book value per share[(1)]	$ 18.45	$ 18.22	$ 18.70	$ 18.99	$ 19.46
Leverage ratio	9.9 %	10.0 %	10.2 %	10.3 %	10.5 %
Total capital ratio	13.6 %	13.3 %	13.6 %	13.6 %	13.8 %
Credit Quality:					
Nonperforming assets to total assets	0.13 %	0.07 %	0.06 %	0.26 %	0.30 %
ACL on loans to loans receivable	1.10 %	1.09 %	1.09 %	1.10 %	1.13 %

Dollars in thousands
(1) Represents a non-GAAP financial measure

41